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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): June 18, 2002

                        Adelphia Business Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-21605                                     25-1669404
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  (Commission File Number)                (I.R.S. Employer Identification No.)

One North Main Street
Coudersport, PA                                          16915-1141
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  (Address of Principal Executive offices)               (Zip Code)
                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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Item 5.           Other Events.

On June 20, 2002, Adelphia Business Solutions, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that on June 18, 2002 the Company entered into an agreement (the "Agreement") with Beal Capital Markets, Inc. ("Beal") in which Beal expresses an interest in providing to the Company a proposed $15 million secured debtor-in-possession credit facility (the "Credit Facility"), pending the satisfaction of numerous material conditions, including the negotiation and execution of a definitive agreement and the formal approval of the U.S. Bankruptcy Court. A copy of the Agreement is attached hereto as Exhibit
99.2 and is incorporated herein by reference.

The press release also announces that the Company will continue to conduct its business operations under a modified business plan.

Item 7(c).        Exhibits.

       99.1        Press Release, dated June 20, 2002.
       99.2 Agreement, dated as of June 18, 2002, between Adelphia Business Solutions, Inc. and Beal Capital Markets, Inc.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ADELPHIA BUSINESS SOLUTIONS, INC.


                                            By:      /s/ Edward E. Babcock
                                                     ---------------------------
                                            Name:    Edward E. Babcock
                                            Title:   Vice President of Finance



Date:   June 21, 2002.




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                                  EXHIBIT INDEX



Exhibit No.                                                Exhibit
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       99.1        Press Release, dated June 20, 2002.
       99.2 Agreement, dated as of June 18, 2002, between Adelphia Business Solutions, Inc. and Beal Capital Markets, Inc.